UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2022

Imago BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40604	45-4915810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Twin Dolphin Drive, 6th Floor

Redwood City, California 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 529-5055

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IMGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 19, 2022, Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Merck” or “Parent”), M-Inspire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Imago BioSciences, Inc. a Delaware corporation (“Imago” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and conditions thereof: (i) Merger Sub will commence a cash tender offer to acquire all of the shares of the Company’s common stock (the “Offer”) for a purchase price of $36.00 per share, to the holders thereof, in cash (the “Offer Price”), without interest and subject to any required tax withholding and (ii) after completion of the Offer, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the merger (the “Merger”).

Pursuant to the Merger Agreement, and upon the terms and conditions thereof, Merger Sub has agreed to commence the Offer as promptly as reasonably practicable (and in any event within 15 business days) after the date of the Merger Agreement. The consummation of the Offer is conditioned on there having been validly tendered into and not withdrawn from the Offer a number of shares of the Company’s common stock that, together with any shares of the Company’s common stock owned by Parent or any of its subsidiaries, would represent at least one share of the Company’s common stock more than 50% of the number of shares of the Company’s common stock that are then issued and outstanding. The consummation of the Offer is also conditioned on: (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) and (ii) other customary conditions.

The Merger Agreement provides that, following the completion of the Offer, subject to limited conditions contained in the Merger Agreement, the Merger will occur, pursuant to which each outstanding share of the Company’s common stock (other than treasury shares, shares held by Parent or Merger Sub or shares held by a holder who is entitled to demand, and properly demands, appraisal of such shares in accordance with Section 262 of the Delaware General Corporation Law) will be converted into the right to receive the Offer Price in cash, without interest and subject to any required tax withholding (the “Merger Consideration”).

In addition, in connection with the transactions contemplated by the Merger Agreement, each Company stock option, whether vested or unvested (each, a “Company Stock Option”), that is outstanding immediately prior to the consummation of the Merger will be automatically cancelled and, in exchange therefor, each former holder of any such cancelled Company Stock Option will receive an amount in cash (without interest and subject to any required tax withholding) equal to the product of (i) the excess of the Merger Consideration over the exercise price per share of Company common stock under such Company Stock Option and (ii) the number of shares of Company common stock subject to such Company Stock Option; provided, that if the exercise price per share of Company common stock of any such Company Stock Option is equal to or greater than the Merger Consideration, such Company Stock Option shall be automatically cancelled without any cash payment being made in respect thereof and shall have no further force or effect.

Under the terms of the Merger Agreement, the Company has agreed not to solicit or support any alternative acquisition proposals, subject to customary exceptions for the Company to respond to and support unsolicited proposals in the exercise of the fiduciary duties of the Board of Directors of the Company under applicable law. The Company will be obligated to pay a termination fee of $47,100,000.00 to Parent in certain customary circumstances.

The Board of Directors of the Company has unanimously (i) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Offer and the Merger, and (ii) agreed to recommend that the Company’s stockholders accept the Offer and tender their shares of Company common stock pursuant to the Offer, subject to customary exceptions allowing for the exercise of the fiduciary duties of the Board of Directors of the Company under applicable law.

The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide information regarding the terms of the agreement and is not intended to modify or supplement any factual disclosures about Merck or Imago in their respective public reports filed with the U.S. Securities and Exchange Commission (the “SEC”) or otherwise. In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Merck and Imago. The representations and warranties contained in the Merger Agreement may also be subject to a contractual standard of materiality different from those generally applicable to stockholders.

Tender and Support Agreement

In connection with the Offer and Merger, concurrently with entering into the Merger Agreement, Parent and Merger Sub entered into Tender and Support Agreements (the “Tender and Support Agreements”) with each of the current directors and certain executive officers of the Company (each a “Supporting Stockholder”). The Tender and Support Agreements obligate each Supporting Stockholder to tender or cause to be tendered all shares of the Company’s common stock owned beneficially or of record by such Supporting Stockholder in the Offer and otherwise support the transactions contemplated by the Merger Agreement.

Additional Information

The foregoing description of the Merger Agreement and the Tender and Support Agreements is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and the Form of Tender and Support Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, both of which are incorporated herein by reference.

The Merger Agreement and the foregoing description have been included to provide investors and stockholders with information regarding the terms of these agreements. They are not intended to provide any other factual information about Imago. The representations, warranties and covenants contained in each of these documents were or will be made only as of specified dates for the purposes of such agreement, were (except as expressly set forth therein) solely for the benefit of the parties to such agreements and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Notice to Investors and Security Holders

The tender offer referred to in this Current Report on Form 8-K has not yet commenced. The description contained in this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that Merck and Merger Sub will file with the SEC. The solicitation and offer to buy shares will only be made pursuant to an offer to purchase and related tender offer materials. At the time the planned tender offer is commenced, Merck and Merger Sub will file a tender offer statement on Schedule TO and thereafter Imago will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the Offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ANY HOLDERS OF SHARES ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The offer to purchase, the related letter of transmittal and the solicitation/recommendation statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Imago. Copies of the documents filed with the SEC by Imago will be available free of charge on Imago’s internet website at https://ir.imagobio.com/financial-information/sec-filings or by contacting Imago’s investor relations contact at laurence@gilmartinir.com. Copies of the documents filed with the SEC by Merck can be obtained, when filed, free of charge by directing a request to the Information Agent for the tender offer which will be named in the tender offer materials.

In addition to the offer to purchase, the related letter of transmittal and certain other tender offer documents to be filed by Merck, as well as the solicitation/recommendation statement to be filed by Imago, Imago will continue to file annual, quarterly and current reports with the SEC. Imago’s filings with the SEC are available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

The information contained in this Current Report on Form 8-K is as of November 21, 2022. Imago assumes no obligation to update forward-looking statements contained in this Current Report on Form 8-K as the result of new information or future events or developments, except as may be required by law.

This Current Report on Form 8-K contains forward-looking information related to Imago and the proposed acquisition of Imago that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this Current Report on Form 8-K and the accompanying exhibits include, among other things, statements about the potential benefits of the proposed acquisition; the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions to the consummation of the acquisition; statements about the expected timetable for completing the transaction; Imago’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Imago, Imago’s product pipeline and the anticipated timing of closing of the proposed acquisition.

Risks and uncertainties include, among other things, uncertainties as to the timing of the Offer and the subsequent Merger; risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; uncertainties as to how many of Imago’s stockholders will tender their shares into the Offer and the possibility that the acquisition does not close; the possibility that competing offers or acquisition proposals may be made; risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of clearance under the HSR Act; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; Imago’s limited operating history and lack of products for commercial sale; Imago’s dependence on development, regulatory approval and commercialization of its product candidates; difficulties in enrolling patients and risks of substantial delays in its clinical trials; Imago’s minimal control over product candidates in investigator-initiated clinical trials; uncertainties in the cost and outcomes of its clinical studies and the acceptance for presentation at medical meetings of data from such clinical studies; uncertainties in the regulatory review and approval of Imago’s product candidates if its pivotal studies are positive; potentially material changes to the interim, top-line and preliminary data from its clinical trials; potential undesirable effects of Imago’s product candidates and safety or supply issues, in each case with respect to its product candidates alone or in combination with other compounds or products; Imago’s potential inability to obtain and maintain orphan drug designation and delays in approvals despite FDA Fast Track designation for expedited review; risks related to clinical trials outside of the United States; Imago’s need to manufacture adequate supplies, including multiple batches of Bomedemstat, using a commercial current Good Manufacturing Practice; risks related to information technology system and cybersecurity; risks related to misconduct of Imago’s employees and independent contractors; risks related to hazardous materials and Imago’s compliance with environmental laws and regulations; risks related to litigation and other claims; risks related to reliance on third parties to conduct and support preclinical studies and clinical trials, and to manufacture Imago’s product candidates; risks related to third-party intellectual property infringement claims and Imago’s ability to protect its own intellectual property; and risks related to governmental policies and regulations, including with respect to drug prices and reimbursement, and changes thereof.

Further descriptions of risks and uncertainties relating to Imago can be found in Imago’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and https://ir.imagobio.com/financial-information/sec-filings.

These forward-looking statements are based on numerous assumptions and assessments made by Imago in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes are appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Although it is believed that the expectations reflected in the forward-looking statements in this communication are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K.

Item 8.01.	Other Events.

On November 21, 2022, Imago and Merck issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated November 19, 2022, among Merck Sharp & Dohme LLC, M-Inspire Merger Sub, Inc. and Imago BioSciences, Inc.

99.1*	Form of Tender and Support Agreement, by and among Merck Sharp & Dohme LLC, M-Inspire, Merger Sub, Inc. and certain stockholders of Imago BioSciences, Inc.

99.2	Press Release dated November 21, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*

Schedules to the Agreement and Plan of Merger and the Form of Tender and Support Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGO BIOSCIENCES, INC.

Date: November 21, 2022	By:	/s/ Hugh Y. Rienhoff, Jr., M.D.
Hugh Y. Rienhoff, Jr., M.D.
Chief Executive Officer